SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 8, 2003

Date of Report

June 25, 2003

(Date of Earliest Event Reported)

GloTech Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-75297 Commission File Number	87-0616524 (IRS Employer I.D. No.)

2153 SE Hawthorne Road

Gainesville, FL 32641

(Address of Principal Executive Offices)

352-334-7246

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address if changed Since Last Report)

#

Item 7.  Financial Statements

(a)

Financial Statements of Businesses Acquired, Advanced Illumination Technologies, Inc.

(b)

Pro Forma Financial Information.

The following financial statements are filed with this report:

Audited Financial Statements of Advanced Illumination Technologies, Inc. June 25, 2003	Pages 3-12
Unaudited Proforma Condensed Combined Financial Statements, June 25, 2003	Pages 13-16

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GloTech Industries, Inc.

/s/Heinz Fraunhoffer

Chief Executive Officer

Chief Financial Officer

Date: September 8, 2003

#

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

CONTENTS

PAGE

—

Independent Auditors' Report

4

—

Balance Sheet, June 25, 2003

5

—

Statement of Operations, for the period

from inception on June 13, 2003 through

June 25, 2003

6

—

Statement of Stockholders' Equity, for the

period from inception on June 13, 2003

through June 25, 2003

7

—

Statement of Cash Flows, for the period

from inception on June 13, 2003 through

June 25, 2003

8

—

Notes to Financial Statements

9 - 12

INDEPENDENT AUDITORS' REPORT

Board of Directors

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

Gainsville, Florida

We have audited the accompanying balance sheet of Advanced Illumination Technologies, Inc. [a development stage company] at June 25, 2003, and the related statements of operations, stockholders' equity and cash flows for the period from inception on June 13, 2003 through June 25, 2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Advanced Illumination Technologies, Inc. [a development stage company] as of June 25, 2003, and the results of its operations and its cash flows for the period from inception on June 13, 2003 through June 25, 2003, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 6 to the financial statements, the Company was only recently formed and has not yet been successful in establishing profitable operations.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  Management’s plans in regards to these matters are also described in Note 6.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/PRITCHETT, SILER & HARDY, P.C.

July 8, 2003

Salt Lake City, Utah

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

BALANCE SHEET

ASSETS

June 25,

2003

___________

CURRENT ASSETS:

Cash

$

50,000

___________

Total Current Assets

50,000

___________

OTHER ASSETS:

Definite-life intangible assets, net

4,996

___________

$

54,996

___________

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:

Accounts payable

$

5,000

___________

Total Current Liabilities

5,000

___________

STOCKHOLDERS' EQUITY:

Common stock, $.01 par value,

1,000,000 shares authorized,

1,000 shares issued and

outstanding

10

Capital in excess of par value

50,360

Deficit accumulated during the

development stage

(374)

___________

Total Stockholders' Equity

49,996

___________

$

54,996

___________

The accompanying notes are an integral part of this financial statement.

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

STATEMENT OF OPERATIONS

From Inception

on June 13,

2003 Through

June 25, 2003

_____________

REVENUE

$

-

EXPENSES:

General and administrative

374

_____________

LOSS BEFORE INCOME TAXES

(374)

CURRENT TAX EXPENSE

-

DEFERRED TAX EXPENSE

-

_____________

NET LOSS

$

(374)

_____________

LOSS PER COMMON SHARE

$

(.37)

_____________

The accompanying notes are an integral part of this financial statement.

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

STATEMENT OF STOCKHOLDERS' EQUITY

FROM THE DATE OF INCEPTION ON JUNE 13, 2003

THROUGH JUNE 25, 2003

Deficit

Accumulated

Common Stock

Capital in

During the

____________________

Excess of

Development

Shares

Amount

Par Value

Stage

___________

________

_________

___________

BALANCE, June 13, 2003

-

$

-

$

-

$

-

Common stock issued for cash at $.10 per share,

  June 2003

1,000

10

90

-

Capital contributions

-

-

50,270

-

Net loss for the period ended June 25, 2003

-

-

-

(374)

___________

________

_________

___________

BALANCE, June 25, 2003

1,000

$

10

$

50,360

$

(374)

___________

________

_________

___________

The accompanying notes are an integral part of this financial statement.

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

STATEMENT OF CASH FLOWS

From Inception

on June 13,

2003 Through

June 25, 2003

_____________

Cash Flows from Operating Activities:

Net loss

$

(374)

Adjustments to reconcile net loss to net cash used

  by operating activities:

Amortization

4

Non-cash contributed services

300

Changes in assets and liabilities

-

_____________

Net Cash (Used) by Operating Activities

(70)

_____________

Cash Flows from Investing Activities

-

_____________

Net Cash (Used) by Investing Activities

-

_____________

Cash Flows from Financing Activities:

Capital contributions

49,970

Proceeds from issuance of common stock

100

_____________

Net Cash Provided by Financing Activities

50,070

_____________

Net Increase in Cash

50,000

Cash at Beginning of Period

-

_____________

Cash at End of Period

$

50,000

_____________

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

  Interest

$

-

  Income taxes

$

-

Supplemental Schedule of Non-cash Investing and Financing Activities:

For the period from inception on June 13, 2003 through June 25, 2003:

In June 2003, the Company recorded $300 of services rendered which were contributed by an officer of the Company.  Due to the related party nature of the contribution, it has been recorded as a capital contribution.

In June 2003, the Company accrued a $5,000 payment owed for a license agreement.

The accompanying notes are an integral part of this financial statement.

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Advanced Illumination Technologies, Inc. (“the Company”) was organized under the laws of the State of Florida on June 13, 2003 as a wholly-owned subsidiary of UTEK Corporation.  The Company plans to produce safety equipment based on its licensed technology.  The Company has not yet generated any revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.  The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

On June 25, 2003, the Company was acquired by GloTech Industries, Inc. (“GI”) pursuant to an Agreement and Plan of Acquisition.  The agreement called for GI to issue 1,000,000 shares of common stock to the shareholders of the Company for 100% of the outstanding shares of the Company’s common stock wherein the Company became a wholly-owned subsidiary of GI [See Note 2].

Fiscal Year - The Company’s fiscal year-end is March 31st.

Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Intangible Assets - The Company accounts for their intangible assets in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets”.

Organization Costs - Organization costs of $370, which reflect amounts expended to organize the Company, were expensed as incurred.

Loss Per Share - The computation of loss per share is based on the weighted average number of common shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, “Earnings Per Share” [See Note 8].

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period.  Actual results could differ from those estimated.

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

Recently Enacted Accounting Standards - Statement of Financial Accounting Standards (“SFAS”) No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”, SFAS No. 147, “Acquisitions of Certain Financial Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9”, SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123”, SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”, and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, were recently issued.  SFAS No. 146, 147, 148, 149 and 150 have no current applicability to the Company or their effect on the financial statements would not have been significant.

NOTE 2 - AGREEMENT AND PLAN OF ACQUISITION

On June 25, 2003, the Company was acquired by GloTech Industries, Inc. (“GI”) pursuant to an Agreement and Plan of Acquisition.  The agreement called for GI to issue 1,000,000 shares of common stock to the shareholders of the Company for 100% of the outstanding shares of the Company’s common stock whereby the Company became a wholly-owned subsidiary of GI.  The Company has accounted for the acquisition as closing after the close of business on June 25, 2003.  Accordingly, no transactions have been recorded in the accompanying financial statements as a result of the Agreement and Plan of Acquisition, thus, the accompanying financial statements reflect the condition of the Company just prior to acquisition.

NOTE 3 - DEFINITE-LIFE INTANGIBLE ASSETS

Definite-life intangible assets consist of the following at:

June 25,

2003

___________

License agreement with the United States

   Centers for Disease Control and Prevention

$

5,000

___________

5,000

Less: Accumulated amortization

(4)

___________

Net Definite-life Intangible Assets

$

4,996

___________

The Company’s definite-life intangible assets are being amortized over 20 years with no residual value.  Amortization expense for the period from inception on June 13, 2003 through June 25, 2003 was $4.  The Company estimates that the amortization expense for each of the next five years will be approximately $250 per year.

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - DEFINITE-LIFE INTANGIBLE ASSETS [Continued]

On June 19, 2003, the Company signed a non-exclusive license agreement with sublicensing terms with the United States Centers for Disease Control and Prevention (“CDC”).  The agreement grants the Company rights to use certain patent-pending illumination technology.  The agreement requires payment of $5,000 within 30 days plus a royalty of 3% of net sales.  The agreement further requires minimum annual royalty payments of $2,500 for the first year, increasing annually to $15,000 for the fourth year and years thereafter.  The Company will also reimburse CDC for any costs related to the preparation, filing, maintenance, etc. of the patent rights.

NOTE 4 - CAPITAL STOCK

Common Stock - The Company has authorized 1,000,000 shares of $.01 par value common stock.  In June 2003, in connection with its organization, the Company issued 1,000 shares of its previously authorized but unissued common stock for cash of $100 (or $.10 per share).

Capital Contributions - In June 2003, the Company received capital contributions of $49,900 cash from UTEK Corporation.  UTEK also paid $70 in organization expense on behalf of the Company which has been accounted for as a capital contribution.

In June 2003, the Company recorded $300 of services rendered related to organizing the Company.  The services were contributed by an officer of the Company.  Due to the related party nature of the contribution, it has been recorded as a capital contribution.

NOTE 5 - RELATED PARTY TRANSACTIONS

Management Compensation - The Company has not paid any cash compensation to any officer or director of the Company.  However, in June 2003, an officer of the Company contributed $300 of services rendered related to organizing the Company [See Note 4].

Office Space - The Company has not had a need to rent office space.  An officer of the Company is allowing the Company to use his address, as needed, at no expense to the Company.

NOTE 6 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern.  However, the Company was only recently formed and has not yet been successful in establishing profitable operations.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock.  There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

ADVANCED ILLUMINATION TECHNOLOGIES, INC.

[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”.  SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

The Company has available at June 25, 2003 an unused operating loss carryforward of approximately $30 which may be applied against future taxable income and which expires in 2023.  The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined.  Because of the uncertainty surrounding the realization of the net deferred tax assets, the Company has established a valuation allowance equal to their tax effect and, therefore, no deferred tax asset has been recognized.  The net deferred tax assets are approximately $5 as of June 25, 2003, with an offsetting valuation allowance of the same amount, resulting in a change in the valuation allowance of approximately $5 for the period from inception on June 13, 2003 through June 25, 2003.

NOTE 8 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:

From Inception

on June 13,

2003 Through

June 25, 2003

_____________

Loss from operations available to

common shareholders (numerator)

$

(374)

_____________

Weighted average number of

common shares outstanding used

in loss per share for the period

(denominator)

1,000

_____________

Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

NOTE 9 - SUBSEQUENT EVENTS

On June 25, 2003, subsequent to the accompanying financial statements, the Company completed its proposed merger with GloTech Industries, Inc. [See Note 2].

GLOTECH INDUSTRIES, INC.

AND ADVANCED ILLUMINATION TECHNOLOGIES, INC.

PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of GloTech Industries, Inc. (a Nevada corporation) (“PARENT”) as of March 31, 2003 and the balance sheet of Advanced Illumination Technologies, Inc. (a Florida corporation) (“SUBSIDIARY”) as of June 25, 2003, accounting for the transaction as a purchase of SUBSIDIARY with the issuance of common stock of PARENT for all the issued and outstanding shares of SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period.  The transaction was completed on June 25, 2003.

The following unaudited proforma condensed combined statement of operations combines the results of operations of PARENT for the period from PARENT’s inception on July 18, 2002 through March 31, 2003 and the results of operations of SUBSIDIARY for the period from SUBSIDIARY’s inception on June 13, 2003 through June 25, 2003 as if the transaction had occurred at the beginning of the periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY.  These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

GLOTECH INDUSTRIES, INC.

AND ADVANCED ILLUMINATION TECHNOLOGIES, INC.

PROFORMA CONDENSED COMBINED BALANCE SHEET

JUNE 25, 2003

ASSETS

[Unaudited]

Advanced

GloTech

Illumination

Industries, Inc.

Technologies, Inc.

Proforma

March 31, 2003

June 25, 2003

Increase

Proforma

[PARENT]

[SUBSIDIARY]

(Decrease)

Combined

____________

____________

___________

___________

ASSETS:

   Cash

$

133,595

$

50,000

 $               -

$        183,595

   Employee advances

1,735

-

                  -

       1,735

   Inventory

30,859

-

                  -

     30,859

   Property and equipment, net

5,114

-

                  -

       5,114

   Definite-life intangible assets, net

22,772

4,996

                  -

     27,768

Security deposit

500

-

                  -

                 500

Assets of discontinued operations

14,013

-

                  -

            14,013

[A]

740,000

Goodwill

-

-

[B]

(49,996)

          690,004

____________

____________

___________

___________

$

208,588

$

54,996

 $

690,004

$

953,588

____________

____________

___________

___________

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:

Accounts payable

$

17,434

$

5,000

$

-

$

22,434

Accounts payable - related party

36,000

-

-

36,000

Accrued expenses

4,265

-

-

4,265

Loans payable - related party

81,750

-

-

81,750

Liabilities of discontinued operations

14,013

-

-

14,013

____________

____________

___________

___________

Total Liabilities

153,462

5,000

-

158,462

____________

____________

___________

___________

STOCKHOLDERS’ EQUITY:

   Preferred stock

-

-

              -

[A]         1,000

   Common stock

19,200

10

[B]            (10)

     20,200

[A]

739,000

Capital in excess of par value

291,800

50,360

[B]

(50,360)

1,030,800

Deficit accumulated during the

  development stage

(155,874)

(374)

[B]

374

(155,874)

Subscription receivable

(100,000)

-

-

(100,000)

____________

____________

___________

___________

Total Stockholders’ Equity

55,126

49,996

690,004

795,126

____________

____________

___________

___________

$

208,588

$

54,996

$

690,004

$

953,588

____________

____________

___________

___________

See Notes To Unaudited Proforma Condensed Financial Statements.

GLOTECH INDUSTRIES, INC.

AND ADVANCED ILLUMINATION TECHNOLOGIES, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

Advanced

Illumination

GloTech

Technologies, Inc.

Industries, Inc.

For the Period

For the Period

From

From PARENT’s

SUBSIDIARY’s

Inception on

Inception on

July 18, 2002

June 13, 2003

Through

Through

Proforma

 March 31, 2003

June 25, 2003

Increase

Proforma

[PARENT]

[SUBSIDIARY]

(Decrease)

Combined

____________

____________

___________

___________

REVENUE

$

868

$

-

$

-

$

868

____________

____________

___________

___________

EXPENSES:

Cost of Sales

413

-

-

413

General and administrative

154,746

374

-

155,120

____________

____________

___________

___________

Total expenses

155,159

374

-

155,533

____________

____________

___________

___________

INCOME (LOSS) FROM OPERATIONS

(154,291)

(374)

-

(154,665)

____________

____________

___________

___________

OTHER (EXPENSE)

(1,583)

-

-

(1,583)

____________

____________

___________

___________

INCOME (LOSS) FROM OPERATIONS

  BEFORE PROVISION FOR TAXES

(155,874)

(374)

-

(156,248)

PROVISION FOR INCOME TAXES

-

-

-

-

____________

____________

___________

___________

NET INCOME (LOSS)

$

(155,874)

$

(374)

$

-

$

(156,248)

____________

____________

___________

___________

BASIC NET (LOSS) PER COMMON SHARE

$

(.01)

___________

See Notes To Unaudited Proforma Condensed Financial Statements.

GLOTECH INDUSTRIES, INC.

AND ADVANCED ILLUMINATION TECHNOLOGIES, INC.

NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 - GLOTECH INDUSTRIES, INC.

GloTech Industries, Inc. [“PARENT”] was organized under the laws of the State of Nevada on August 3, 1998.  PARENT was previously engaged in the business of breeding and raising bison which was discontinued March 25, 2003.  PARENT currently produces safety products based on electroluminescent technology.

NOTE 2 - ADVANCED ILLUMINATION TECHNOLOGIES, INC.

Advanced Illumination Technologies, Inc. [“SUBSIDIARY”] was organized under the laws of the State of Florida on June 13, 2003.  SUBSIDIARY plans to produce safety products based on electroluminescent technology.

NOTE 3 - PROFORMA ADJUSTMENTS

On June 23, 2003, PARENT signed an Agreement and Plan of Acquisition to acquire 100% of SUBSIDIARY’s outstanding stock through the issuance of 1,000,000 shares of PARENT’s common stock in a transaction wherein SUBSIDIARY became a wholly owned subsidiary of PARENT.

Proforma adjustments on the attached financial statements include the following:

[A]

To record the Purchase of SUBSIDIARY by PARENT through the issuance of 1,000,000 shares of PARENT’s common stock valued at $.74 per share.

[B]

To eliminate the equity accounts of SUBSIDIARY.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.